
CUSTOMER
RUSH
ENTERPRISES
BOSS
POSITIVE ATTITUDE

RUSH ENTERPRISES INVESTOR PRESENTATION

March 2026

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DISCLOSURE/SAFE HARBOR

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements that may be contained in this presentation. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, supply chain issues, competitive factors, general economic conditions, tariffs, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. In addition, the declaration and payment of cash dividends and authorization of future share repurchase programs remains at the sole discretion of the Company's Board of Directors and the issuance of future dividends and authorization of future share repurchase programs will depend upon the Company's financial results, cash requirements, future prospects, applicable law and other factors that may be deemed relevant by the Company's Board of Directors. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

COMPANY PERFORMANCE

- Largest commercial vehicle dealer group in North America
- Full-service solutions provider to commercial vehicle industry
- 7,830 dedicated employees
- $7.4B in revenue in 2025
- 36,032 trucks sold in 2025
- 2025 Class 8 market share: 5.8% U.S. and 1.4% Canada
- 2025 Class 4-7 market share: 5.7% U.S. and 6.3% Canada


5 YEAR HISTORICAL STOCK PRICE
$60
$50
$40
$30
$20
$10
2021
2022
2023
2024
2025
RUSHA
RUSHB


TTM REVENUE $7.4B
TTM Adj EBITDA $411M
RUSHA $53.94
RUSHB $56.26
@ 12/31/2025
TTM ROIC 17.5%
TTM NET INCOME $264M

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THE PREMIER FULL-SERVICE SOLUTIONS PROVIDER



Rush Truck Centers
Rush Refuse Systems
Rush Crane Systems
Rush Towing Systems
Rush Bus Centers
Rush Truck Leasing
Rush Truck Insurance Services

The House of Trucks
Cummins Clean Fuel Technologies
Custom Vehicle Solutions
Perfection Truck Parts & Equipment
Chrome Country
World Wide Tires

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INDUSTRY OUTLOOK

- Increased optimism multi-year freight recession may end in 2026
- Increased certainty on tariffs and engine emissions regs allowing customers to develop fleet replacement strategies
- Vocational segments remain stable
- Used truck demand stable, prices have normalized
- Parts and service demand beginning to improve
- Lease and rental demand remains stable



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LIQUIDITY AND EXPENSE MANAGEMENT

- Strong free cash flow; $213M in cash as of December 2025
- Continuing to invest in strategic initiatives
- Renewed share repurchase program at $150M in Dec. 2025
- Quarterly cash dividend in Q4 2025 – $0.19
- Disciplined approach to expense management
- $1.6B in floorplan credit facilities
- $762M lines of credit available to finance lease and rental fleet
- $1.4B of borrowing capacity remaining under credit facilities at 12/31/2025



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U.S. RETAIL TRUCK SALES PROJECTIONS TO 2027


Units (Thousands)
325
300
275
250
225
200
175
150
Class 8
Class 4-7

	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026E	2027E
Class 8	197	256	281	196	227	259	272	247	213	207	204
Class 4-7	242	258	267	232	249	234	253	258	217	229	253

Source: ACT Research

STRATEGIC GROWTH INITIATIVES

- Financial goals
  - $11B in annual revenue
  - 6% return on sales
- Growth goals and opportunities
  - Grow aftermarket parts and service revenue to $3.5B
  - Increase U.S. Class 8 market share to 7.5%
  - Increase U.S. Class 4-7 market share to 6.5%
  - Maintain RTL return on sales > 15%
- Capital deployment goals
  - Disciplined investment in strategic growth
  - Increase quarterly cash dividend 5-10% annually
  - Opportunistic share repurchase program



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RUSH TRUCK CENTERS

- Largest commercial vehicle dealer network in North America
- Over 125 franchised locations in 23 states, 17 locations in Canada
- Class 3-8 commercial vehicle sales,
  full range of aftermarket solutions
- Largest dealer group for Peterbilt, International,
  Hino, Isuzu, Blue Arc, growing with Ford
- Broad market segment coverage
- Leasing and rental
- Finance and insurance services
- Over 6.9M square feet
  of premium facilities


RUSH
PARTS

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RUSH TRUCK CENTERS NETWORK


PETERBILT DEALERSHIPS
INTERNATIONAL DEALERSHIPS
FORD DEALERSHIPS
PETERBILT AOR
INTERNATIONAL AOR

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SOLUTIONS NETWORK

- Capabilities for all makes and models
- Aftermarket parts
  - Expansive offering of all makes and proprietary parts
  - Genuine OEM and all-makes parts, including proprietary Rig Tough and Premium Power powertrain parts
- Service and body shop
  - 3,770 service bays
  - 2,644 technicians in the U.S.
  - 199 technicians in Canada
  - 32 collision centers U.S., 1 Canada
  - 681 mobile and embedded technicians
  - Alternative power service capabilities



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AN UNRIVALED PORTFOLIO OF AFTERMARKET SOLUTIONS

SINGLE SOURCE SOLUTIONS


ALL-MAKES PARTS AND SERVICE EXPERTISE


SERVICE
MOBILE SERVICE AND EMBEDDED TECHNICIANS


SAME-DAY XPRESS SERVICES


COLLISION AND BODY REPAIR SERVICES


VEHICLE MODIFICATION AND UPFITTING

RUSHCARE CUSTOMER EXPERIENCE


DEDICATED SERVICE CONCIERGE TEAM


RAPID PARTS DEDICATED PARTS AGENTS


RUSHCARE COMPLETE ALL-INCLUSIVE SERVICE SUPPORT


MAINTENANCE PLANS FOR ALL MAKES


STATE-OF-THE-ART FACILITIES AND TOOLING

DATA AND TECHNOLOGY


E-COMMERCE PARTS ORDERING


SERVICE CONNECT COMMUNICATION PORTAL


VEHICLE RECALL AND CAMPAIGN MANAGMENT


ADVANCED TELEMATICS CONNECTED FLEET SOLUTIONS


ALTERNATIVE POWER TECHNOLOGIES AND SUPPORT

ABSORPTION PERFORMANCE

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- 129.3% in Q4 2025
- Strong performance despite multi-year freight recession highlights the effectiveness of strategic initiatives



ABSORPTION RATIO*
145%
130%
115%
100%
112%
121%
122%
120%
119%
130%
137%
135%
133%
131%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

*Absorption ratio is calculated by dividing the gross profit from the parts, service and collision center departments of a dealership by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

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QUALITY OF EARNINGS 2025



REVENUE
Parts and Service 34%
Truck Sales 61%
Lease, Rental/Finance, Insurance/Other 5%
GROSS PROFIT
Truck Sales 27%
Lease, Rental/Finance, Insurance/Other 9%
Parts and Service 64%

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RUSH ENTERPRISES ANNUAL TRUCK SALES



Units (Thousands)
50
40
30
20
10
0
10.7
11.3
1.1
7.4
11.1
10.5
1.7
7.5
16.8
11.0
2.0
7.1
17.5
13.3
1.8
7.1
15.5
13.9
2.1
7.1
12.8
13.3
3.0
7.0
12.7
13.1
2.8
7.0
2020
2021
2022
2023
2024
2025
2026E
Used
Light-duty
Medium-duty
Class 8

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VEHICLE FRANCHISES

- Peterbilt, Class 6-8 – 73 locations, 12 states
- International, Class 5-8 – 57 locations, 12 states, 12 locations in Ontario, CAN
- Ford, Class 3-7 – 10 locations, 8 states
- Hino, Class 5-7 – 36 locations, 11 states
- Isuzu, Class 4-5 – 30 locations, 13 states, 4 in Ontario, CAN
- Blue Arc – 38 locations, 2 states
- Blue Bird – 25 locations, 1 state
- Collins – 36 locations, 4 states, 3 in Canada
- IC Bus – 41 locations, 10 states, 2 in Ontario, CAN; Sales office in Quebec, CAN
- Jerr-Dan – 4 locations, 3 states
- PacLease – 25 locations, 9 states
- Idealease – 35 locations, 12 states, 6 in Ontario, CAN

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CLASS 8 CUSTOMERS

- Rush Enterprises 2025 U.S. Class 8 market share – 5.8%
- 2025 Canadian Class 8 market share – 1.4%
- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent owner-operator now variable component of truckload carrier



5.8%
Large Fleets 30-35%
Mid-Size Fleets 15-20%
Owner-Operator 10-15%
Vocational 40-45%

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CLASS 4-7 CUSTOMERS

- Rush Enterprises 2025 U.S. Class 4-7 market share – 5.7%
- 2025 Canadian Class 5-7 market share – 6.3%
- Vocational and specialty markets
- Ready-to-Roll® inventory
- National fleet accounts
- Market tied closely to general economy



Food/ Beverage 15%
Towing/ Recovery 10%
Leasing/ Rental 20%
Construction/ Landscaping 20%
Pick-up/ Delivery 25%
Government/ Municipal 10%
5.7%

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RUSH TRUCK LEASING

- Full-service leasing and rental
- PacLease and Idealease franchises
- 56 locations in 21 states and Ontario, CAN
- 10,000 units in truck fleet, including cranes
- 2,000 units under contract fleet maintenance
- Growing need by customers for outsourced maintenance



LEASING AND RENTAL REVENUE
Millions
$400
$350
$300
$250
$200
$150
$100
$50
$0
$247
$322
$350
$353
$370
$380
2021
2022
2023
2024
2025
2026E

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HISTORICAL RESULTS

$ in Millions Except per Share Amounts	2021	2022	2023	2024	2025
Revenue	$5,126.1	$7,101.7	$7,925.0	$7,804.7	$7,434.2
Gross profit	$1,092.3	$1,487.2	$1,593.1	$1,531.4	$1,460.7
Gross profit margin	21.3%	20.9%	20.1%	19.6%	19.6%
Adjusted EBIT (1)*	$314.8	$505.9	$459.1	$411.4	$341.3
Adjusted EBIT margin*	6.1%	7.1%	5.8%	5.3%	4.6%
Net income	$241.4	$391.4	$347.1	$304.2	$263.8
Adjusted net income (1)*	$241.4	$381.6	$347.1	$304.2	$263.8
EPS (2)	$2.78	$4.57	$4.15	$3.72	$3.27
Adjusted EPS (1)*	$2.78	$4.45	$4.15	$3.72	$3.27

*Non-GAAP financial measure. See Appendix.
(1) Includes pretax gain on sale of $12.5 million related to the sale of 50% interest in Momentum Fuel Technologies in 2022.
Excludes gain of $9.8M related to acquisition of additional 30% equity in Rush Truck Centres of Canada in May 2022.
(2) EPS for all periods presented has been adjusted and restated to reflect the stock split that occurred on August 28, 2023.

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ADJUSTED RETURN ON INVESTED CAPITAL

$ in Thousands	2021	2022	2023	2024	2025
Total debt (GAAP)	$1,082,187	$1,331,328	$1,687,482	$1,620,350	$1,315,548
Adjustments:					
Debt related to lease and rental fleet	($447,098)	($393,879)	($543,626)	($535,580)	($394,176)
Floor plan notes payable	($630,731)	($933,203)	($1,139,744)	($1,081,199)	($917,955)
Adjusted total debt (non-GAAP)*	$4,358	$4,246	$4,112	$3,571	$3,417
Cash and cash equivalents	($148,146)	($201,044)	($183,725)	($228,131)	($212,645)
Adjusted net (cash) debt*	($143,788)	($196,798)	($179,613)	($224,560)	($209,228)
Shareholders' equity	$1,466,749	$1,744,491	$1,870,879	$2,141,549	$2,203,229
Adjusted invested capital*	$1,322,961	$1,547,693	$1,691,266	$1,916,989	$1,994,001
Adjusted return on invested capital (1)*	27.1%	35.2%	33.5%	21.9%	17.5%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods, the calculation is made using the previous twelve months' results.
*Non-GAAP financial measure – see Appendix

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FREE CASH FLOW

$ in Thousands	2021	2022	2023	2024	2025
Net cash provided by (used in) operating activities	$422,346	$294,729	$295,713	$619,550	$847,982
Acquisition of property/equipment	($167,177)	($243,060)	($368,881)	($433,047)	($399,831)
Free cash flow*	$255,169	$51,669	($73,168)	$186,503	$448,151
Adjustments:					
Draws (payments) on floor plan financing, net	$118,945	$273,906	$205,487	($54,265)	($69,037)
Acquisition of L&R Assets	$117,130	$172,428	$269,634	$337,067	$295,902
Non-maintenance capital expenditures	$13,906	$23,421	$26,609	$25,589	$58,431
Adjusted FCF*	$505,150	$521,424	$428,562	$494,894	$733,447

*Non-GAAP financial measure. See Appendix.

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APPENDIX

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Adjusted Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have the same information available to them that management uses to assess the Company's operating performance and capital structure. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

APPENDIX RECONCILIATION

Adjusted Net Income and EPS

$ in Thousands Except per Share Amounts	2021	2022	2023	2024	2025
Net income	$241,415	$391,382	$347,055	$304,153	$263,778
Adjustment:					
Gain on equity investment	–	($9,788)	–	–	–
Adjusted Net Income* (1)	$241,415	$381,594	$347,055	$304,153	$263,778
Diluted shares outstanding EPS	86,817	85,727	84,250	81,818	80,726
EPS (2)	$2.78	$4.57	$4.12	$3.72	$3.27
Adjusted EPS* (2)	$2.78	$4.57	$4.12	$3.72	$3.27

*Non-GAAP financial measure – see Appendix.
(1) Includes pretax gain on sale of $12.5 million related to the sale of 50% interest in Momentum Fuel Technologies in 2022.
Excludes gain of $9.8M related to acquisition of additional 30% equity in Rush Truck Centres of Canada in May 2022.
(2) EPS for all periods presented has been adjusted and restated to reflect the stock split that occurred on August 28, 2023.

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APPENDIX RECONCILIATION

Adjusted EBITDA and EBIT

$ in Thousands	2021	2022	2023	2024	2025
Net Income	$241,415	$391,382	$347,055	$304,153	$263,778
Adjusted Net Income*	$241,415	$381,594	$347,055	$304,153	$263,778
Provision for Income Taxes	$72,768	$119,471	$114,000	$92,845	$79,828
Interest expense	$1,770	$19,124	$52,917	$70,858	$46,235
Depreciation and amortization	$53,354	$55,665	$59,830	$68,549	$71,136
(Gain) Loss on sales of assets	($1,432)	($2,455)	$843	($809)	($412)
EBITDA*	$367,375	$573,399	$574,645	$535,596	$460,565
Adjustments:					
Interest expense associated with floorplan notes payable	($795)	($11,785)	($38,197)	($55,614)	($48,168)
Adjusted EBITDA*	$368,170	$561,614	$536,448	$479,982	$412,397
Depreciation and amortization	($53,354)	($55,665)	($59,830)	($68,549)	($71,136)
Adjusted EBIT*	$314,816	$505,949	$476,618	$411,433	$341,261

*Non-GAAP financial measure

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RUSH ENTERPRISES


CUSTOMER
RUSH
BOSS
POSITIVE ATTITUDE
FAIRNESS

Excellence

Productivity Fairness

Integrity Positive Attitude

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